UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 07, 2026

SAB BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39871	85-3899721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 W 41st St Suite 401
Miami Beach, Florida		33140
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 305 845-2813

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SABS	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock	SABSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 7, 2026, SAB Biotherapeutics, Inc., a Delaware corporation (the “Company” or “SAB BIO”) issued a press release with Breakthrough T1D, the leading global type 1 diabetes (T1D) research and advocacy organization, announcing that Breakthrough T1D, has awarded a grant to Michael J. Haller, M.D., Professor and Chief of Pediatric Endocrinology at the University of Florida in support of PRISE-hATG, a clinical study evaluating SAB-142 in patients with Stage 3 T1D who are 100 days to two years from diagnosis. Stage 3 T1D is diagnosed when the disease has progressed to a point where insulin is required (the “Release”). A copy of the Release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K and in the Release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “to be,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, including statements about the development and clinical trial results of the Company’s T1D program and other discovery programs.

These statements are based on the current expectations of SAB BIO and are not predictions of actual performance, and are not intended to serve as, and must not be relied on, by any investor as a guarantee, prediction, definitive statement, or an assurance, of fact or probability. These statements are only current predictions or expectations, and are subject to known and unknown risks, uncertainties and other factors which may be beyond our control. Actual events and circumstances are difficult or impossible to predict, and these risks and uncertainties may cause our or our industry’s results, performance, or achievements to be materially different from those anticipated by these forward-looking statements. A further description of risks and uncertainties can be found in the sections captioned “Risk Factors” in our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, as may be amended or supplemented from time to time, and other filings with or submissions to, the U.S. Securities and Exchange Commission. Except as otherwise required by law, SAB BIO disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events, or circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release issued by SAB Biotherapeutics, Inc. dated July 7, 2026.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAB Biotherapeutics, Inc.

Date:	July 7, 2026	By:	/s/ Samuel J. Reich
Samuel J. Reich Chief Executive Officer